UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
RULE 14C-101

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14c
of the Securities Exchange Act of 1934

Check for appropriate box:

☐ Preliminary Information Statement	☐ Confidential, for Use of Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

Boomerang Systems, Inc.

(Name of Registrant As Specified In Charter)

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	☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share
	2)	Aggregate number of securities to which transaction applies: 7,559,694 shares of Common Stock
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
	4)	Proposed maximum aggregate value of transaction: N/A
	5)	Total Fee paid: N/A
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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This is Not a Notice of a Meeting of Stockholders and No Stockholders’ Meeting Will Be Held to Consider Any Matter Described Herein

Boomerang Systems, Inc.

30B Vreeland Road

Florham Park, New Jersey 07932

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the holders of a majority of outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) executed a written consent (the “Consent”) authorizing and approving (i) an amendment (the “Amendment”) to our Certificate of Incorporation, as amended, to decrease our authorized capital stock from 401,000,000 shares to 201,000,000 shares and our authorized Common Stock from 400,000,000 shares to 200,000,000 shares and (ii) our 2012 Stock Incentive Plan (the “2012 Plan”).

Stockholders of record as of January 16, 2013, the date the holders of a majority of our issued and outstanding shares of Common Stock sufficient to approve the Amendment and 2012 Plan signed the Consent, are entitled to notice of the foregoing.

We have asked brokers and other custodians, nominees and fiduciaries to forward the accompanying Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 228(e) of the DGCL.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By order of the Board of Directors

/s/ Christopher Mulvihill
President

February 6, 2013

Boomerang Systems, Inc.

30B Vreeland Road

Florham Park, NJ  07932

INFORMATION STATEMENT

Pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder

We are not asking you for a Proxy and you are requested not to send us a Proxy

INTRODUCTION

This information statement (the “Information Statement”) will be mailed on or about February 12, 2013 to stockholders of record as of January 16, 2013 pursuant to Section 14C of the Exchange Act of 1934, as amended, to inform our stockholders that the holders of a majority of our outstanding shares of common stock (the “Required Vote”) executed a written consent dated January 16, 2013 (the “Consent”) authorizing and approving (i) an amendment (the “Amendment”) to our Certificate of Incorporation, as amended, to decrease our authorized capital stock from 401,000,000 shares to 201,000,000 shares and our authorized common stock, par value $0.001 per share (the “Common Stock”) from 400,000,000 to 200,000,000 shares and (ii) our 2012 Stock Incentive Plan (the “2012 Plan”).

This notice and the information statement attached hereto shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law. The action approved cannot be taken until at least 20 days from the date of mailing this Information Statement.

Our Board of Directors has unanimously approved resolutions to approve the Amendment and the 2012 Plan and holders of a majority of our issued and outstanding shares of Common Stock have signed the Consent.  Accordingly, your approval is not required and is not being sought.

As of January 16, 2013, we had 7,599,694 shares of Common Stock issued and outstanding.  Each share of Common Stock was entitled to one vote by written consent.

Please read this notice carefully. It describes, among other things, certain information concerning the Amendment and 2012 Plan.  The Forms of Amendment and Plan are attached to this Information Statement as Annexes A and B, respectively.

Our principal executive office is located at 30B Vreeland Road, Florham Park, New Jersey 07932.

Important Notice Regarding the Availability of Information Statement for Corporate

Action By Written Consent to be Taken no Earlier

Than on February 5, 2013

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ACTIONS APPROVED

APPROVAL OF THE AMENDMENT TO EFFECT A DECREASE IN OUR AUTHORIZED CAPITAL STOCK

On September 30, 2012, our Board of Directors approved the Amendment, and recommended its adoption to our stockholders. Upon the effective date, the Amendment will decrease our authorized capital stock from 401,000,000 to 201,000,000 shares, and to correspondingly decrease our authorized shares of Common Stock from 400,000,000 to 200,000,000 shares. On January 16, 2013, our stockholders, by way of the Required Vote, adopted the Amendment to effect the proposed decrease in our authorized capital stock and authorized Common Stock. The full text of the Amendment is attached to this Information Statement as Annex A.

As of January 16, 2013, 7,599,694 shares of our Common Stock were issued and outstanding (excluding treasury shares) and an additional 14,631,004 shares of common stock were reserved for issuance upon the conversion of existing securities. Accordingly, a total of approximately 377,769,300 shares of Common Stock were available for future issuance. The Amendment will not result in a change to the number of outstanding shares of Common Stock and, as a result of the filing of the Amendment with the Secretary of State of the State of Delaware, the number of shares of Common Stock available for future issuance will be reduced to 177,769,300.

The Board of Directors believes that following the effective date of the Amendment, we will continue to have sufficient additional authorized but unissued shares of capital stock available in order to provide flexibility for corporate action in the future. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our Common Stock

Potential Anti-Takeover Effect

Because the effect of the Amendment will be to reduce the proportion of unissued authorized shares to issued shares, the Company does not believe that the Amendment will have an anti-takeover effect. The Amendment is not in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our company, nor is it part of a plan by management to recommend a series of similar amendments to the our Board and stockholders.

Dissenters’ Rights

Stockholders of the Company do not have the statutory right to dissent and obtain an appraisal of their shares under the DGCL in connection with the Amendment, and the Company will not independently provide stockholders with any such right.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No officer, director or director nominee of the Company has any substantial interest in the matters acted upon, other than his role as an officer, director or director nominee of the Company. No director of the Company informed the Company that such director opposed any of the action as set forth in this Information Statement.

Effective Date

The corporate action discussed above will be completed by the Company as soon as possible following the 20th calendar day after this Information Statement is first mailed to our stockholders.

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APPROVAL OF THE COMPANY’S 2012 STOCK INCENTIVE PLAN

On September 30, 2012, our Board approved the 2012 Plan and recommended its adoption to our stockholders. On January 16, 2013, our stockholders, by way of the Required Consent, adopted the 2012 Plan. The full text of the 2012 Plan is attached to this Information Statement as Annex B.

The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock. Accordingly, the Board believes that the 2012 Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s ability to be competitive. The last sale price of the Common Stock on February 4, 2013 was $4.35.

Effective Date.

The effective date of the 2012 Plan (the “Effective Date”) will be the 20th calendar day after this Information Statement is first mailed to our stockholders. On or after the Effective Date of the 2012 Plan, options or other stock based awards may be granted under the 2012 Stock Incentive Plan, the timing, amounts and specific terms of which have not been determined at this time.

Awards.

The 2012 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2012 Plan, (i) the 2012 Plan provides for a total of 2,000,000 shares of Common Stock to be available for distribution pursuant to the 2012 Plan, and subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Deferred Stock, Restricted Stock or Other Stock-Based Awards may be granted or measured to any participant under the 2012 Plan during any calendar year or part thereof shall not exceed 2,000,000 shares. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the 2012 Plan shall be 2,000,000 shares. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to the Company for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the Stock Incentive Plan.

Administration. The 2012 Plan may be administered by the Board of Directors (the “Board”) or a Committee (the “Committee”) consisting of two or more members of the Board of Directors appointed by the Board. Each member of the Committee shall to the extent practicable, be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and, if practicable, shall also qualify as “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m) except to the extent that the Board determines that such compliance is not necessary or that it is not desirable or that it is not practicable. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The Board or Committee may delegate some of the functions referred to above to the Company’s Chief Executive Officer, President or Chief Financial Officer. No Award shall be granted pursuant to the 2012 Plan on or after the tenth anniversary of the Effective Date.

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Eligibility and Participation. Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the 2012 Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options or other Awards under the 2012 Plan. In addition, Non-Qualified Stock Options and other Awards may be granted under the 2012 Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the 2012 Plan shall be determined by the Board or the Committee, as the case may be.

A participant’s right, if any, to continue to serve the Company as a director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2012 Plan. Participants may receive one or more Awards under the 2012 Plan.

Forms of Awards.

Stock Options. The 2012 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options. The Board or the Committee, as the case may be, shall determine those persons to whom Stock Options may be granted.

Incentive Stock Options granted pursuant to the 2012 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2012 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)), and under certain circumstances set forth in the 2012 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement at normal retirement age or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or Committee determines to shorten or extend the exercise periods. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

Under the 2012 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2012 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2012 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2012 Plan with more stringent provisions than those specified in the 2012 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2012 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option’s date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2012 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

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Restricted and Deferred Stock Awards. Under the 2012 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2012 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Performance-Based Awards and Performance Goals. Certain Awards made under the 2012 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”). Under Code Section 162(m), the Company’s tax deduction may be limited to the extent total compensation paid to the Chief Executive Officer, or any of the four most highly compensated executive officers (other than the Chief Executive Officer) exceeds $1,000,000 in any one tax year. Among other criteria, Awards only qualify as Performance-Based Awards if at the time of grant the Committee is administrating the 2012 Plan and the Committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder). In addition, the Company must obtain stockholder approval of material terms of performance goals for such “performance-based compensation.”

By approving the 2012 Plan, stockholders are also approving the material terms of the performance measures set forth in the 2012 Plan that form the basis upon which the Board or the Committee may issue Performance-Based Awards.

Under the 2012 Plan, the Board of the Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; pre-tax income before FAS 123R expense; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of sales; inventory turnover; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company , if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

All Stock Options and certain Stock Awards, Performance Awards, and Other Awards granted under the 2012 Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Effect of a Change of Control. Upon a “Change of Control” (as defined in the 2012 Plan) unless a majority of the Board determines otherwise prior to such Change of Control, generally, all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not exercisable at the time and any such option shall remain exercisable in full until it expires pursuant to its terms and all restrictions and deferral limitations contained in any Restricted Stock Award, Deferred Stock Award and Other Stock-Based Award granted under the 2012 Plan shall lapse. All restrictions and deferral limitations with respect to a 409A Deferred Stock Award or with respect to a Participant’s Deferred Restricted Stock Account shall not lapse unless the “Change of Control” qualifies as a “409A Change” (as defined in the 2012 Plan).

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Termination of Employment. The 2012 Plan provides for certain periods after termination of employment during which a participant may exercise a Stock Option if employment is terminated due to death or disability or normal retirement, as defined in the 2012 Plan. A participant whose employment is terminated for any reason, including, without limitation, retirement, death or disability, forfeits all unvested, unexercisable and unearned Awards granted to the participant. Except as set forth above the Board or Committee, as the case may be, shall determine the post employment rights of a participant with respect to an Award that was vested or earned prior to termination. The 2012 Plan’s provisions relating to termination of employment may be modified in the discretion of the Board or Committee.

Term and Amendment. The 2012 Plan will become effective as of the Effective Date and no award will be granted more than ten years after the Effective Date. The Board may at any time, and from time to time, amend any of the provisions of the 2012 Plan, and may at any time suspend or terminate the 2012 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the 2012 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to certain provisions of the 2012 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant’s consent, except for such amendments which are made to cause the 2012 Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the 2012 Plan may be amended to reduce the exercise price of the Stock Option.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2012 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the 2012 Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

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An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Awards. The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

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Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction. Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements. Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its Chief Executive Officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 16, 2013, information with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to us to be the beneficial owner of more than five percent of our Common Stock as well as the number of shares of Common Stock beneficially owned by all of our Directors, each of our named executive officers, and all our Directors and executive officers as a group. The percentages have been calculated on the basis of treating as outstanding for a particular holder, all shares of our Common Stock outstanding on said date and all shares issuable to such holder in the event of exercise of outstanding options, warrants or conversion of notes held by such holder at said date. As of January 16, 2013, we had 7,559,694 shares of Common Stock outstanding.

Unless otherwise indicated, the address for each of the above is c/o Boomerang Systems, Inc., 30 B Vreeland Road, Florham Park, NJ 07932.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Common Stock Outstanding (1)
Mark R. Patterson	2,300,555 (2)	24.1%
Christopher Mulvihill	1,257,818 (3)	14.9%
Stanley J. Checketts	1,017,300 (4)	12.5%
Scott Shepherd	-	-
David Koch	42,728 (5)	*
Joseph R. Bellantoni	37,667 (6)	*
Maureen Cowell	27,534 (7)	*
Anthony P. Miele, III	93,527 (8)	1.2%
Steven Rockefeller, Jr.	60,000 (9)	*
Kevin Cassidy	-	-
All Directors and Executive Officers as a Group (10 persons)	4,837,129	43.3%
Other 5% Stockholders
Gail Mulvihill	3,815,726 (10)	38.8%
Lake Isle Corp.	2,158,097 (11)	23.8%
Burton I. Koffman	1,993,679 (12)	23.3%
Venturetek, LP	1,720,575 (13)	20.6%
HSK Funding, Inc.	1,607,367 (14)	19.2%
Stan Checketts Properties, LLC	767,300 (15)	9.8%
Albert Behler	869,546 (16)	10.6%
J and A Financing Inc	671,322 (17)	8.5%
Sail Energy LLC	482,195 (18)	6.1%
MRP Holdings LLC	451,493 (19)	5.6%
Alexandria Equities, LLC	512,828 (20)	6.4%
James Mulvihill	469,811 (21)	6.0%

8

* Less than 1%

(1)	This tabular information is intended to conform with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 relating to the determination of beneficial ownership of securities. Unless otherwise indicated, the tabular information gives effect to the exercise of warrants or options exercisable within 60 days of January 16, 2013, owned in each case by the person or group whose percentage ownership is set forth opposite the respective percentage and is based on the assumption that no other person or group exercise their option.

(2)	Includes 190,000 shares held by Mr. Patterson, 1,410,000 shares issuable upon exercise of warrants held by Mr. Patterson, 10,813 shares held by MRP Holdings LLC (“MRP”), over which Mr. Patterson exercises sole voting and investment control, 170,340 shares issuable upon the conversion of outstanding convertible notes held by MRP, 270,340 shares issuable upon the exercise of warrants held by MRP, 101,780 shares held by Mark R. Patterson Revocable Trust (“Patterson Trust”), over which Mr. Patterson exercises sole voting and investment control, 23,641 shares issuable upon the conversion of outstanding convertible notes held by Patterson Trust and 123,641 shares issuable upon the exercise of warrants held by Patterson Trust. All warrants and notes are exercisable or convertible within 60 days of January 16, 2013.

(3)	Includes 351,764 shares owned directly by Mr. Mulvihill and 20,000 shares owned by Great Delaware & American, Inc. over which Mr. Mulvihill exercises sole voting and investment control. Also includes 343,027 shares issuable upon the conversion of outstanding convertible notes held by Mr. Mulvihill, 200,000 shares issuable on exercise of options and 343,027 shares issuable on exercise of warrants, all of which are exercisable or convertible within 60 days of January 16, 2013.

(4)	Includes 250,000 shares issuable upon exercise of options issued to Mr. Checketts, 381,591 shares held by Stan Checketts Properties, LLC (“SCP”), over which Mr. Checketts exercises sole voting and investment control, 31,578 shares issuable upon the conversion of outstanding convertible notes held by SCP, 77,368 shares issuable upon the exercise of warrants held by SCP, 88,229 shares held by SB&G Properties L.L.C. (“SB&G”), which is owned, in part, by SCP, 52,190 shares issuable upon the conversion of outstanding convertible notes held by SB&G, and 136,344 shares issuable upon the exercise of warrants held by SB&G. All of the options, notes and warrants are exercisable or convertible within 60 days of January 16, 2013.

(5)	Includes 11,765 shares held by Mr. Koch directly and 721 shares held jointly by Mr. Koch and his wife, 15,121 shares issuable upon the conversion of outstanding convertible notes held by Mr. Koch and his wife and 15,121 shares issuable upon exercise of outstanding warrants exercisable within 60 days of January 16, 2013.

(6)	Includes 167 shares held by Mr. Bellantoni’s father as to which Mr. Bellantoni disclaims beneficial ownership. Also includes 37,500 shares issuable on exercise of options exercisable within 60 days of January 16, 2013.

(7)	Includes 27,534 shares issuable on exercise of options exercisable within 60 days of January 16, 2013.

(8)	Includes 73,750 shares owned directly by Mr. Miele and Heather Miele and 19,777 shares issuable upon exercise of warrants received from the August 2008 Post-Maturity warrants held by Mr. Miele and Heather Miele exercisable within 60 days of January 16, 2013.

(9)	This includes 60,000 shares issuable on exercise of warrants exercisable within 60 days of January 16, 2013.

(10)	Includes 760,034 shares held by Mrs. Mulvihill, 15,400 shares issuable upon the exercise of warrants held by Mrs. Mulvihill, 134,637 shares held by Sail Energy LLC (“Sail Energy”), over which Mrs. Mulvihill exercises sole voting and investment control, 173,779 shares issuable upon the conversion of outstanding convertible notes held by Sail Energy, 173,799 shares issuable upon the exercise of warrants held by Sail Energy, 226,954 shares held by Lake Isle Corp. (“Lake Isle”), over which Mrs. Mulvihill exercises sole voting and investment control, 416,529 shares issuable upon the conversion of outstanding convertible notes held by Lake Isle, 566,529 shares issuable upon the exercise of warrants held by Lake Isle, 200,000 shares issuable upon the conversion of outstanding convertible notes held by the Estate of Gene Mulvihill (“Mulvihill Estate”) over which Mrs. Mulvihill is the administrator and individual who exercises shared voting and investment power, 200,000 shares issuable upon the conversion of outstanding warrants held by the Mulvihill Estate, 88,229 shares held by SB&G, which is owned, in part, by Lake Isle, 52,190 shares issuable upon the conversion of outstanding convertible notes held by SB&G, 136,344 shares issuable upon the exercise of warrants held by SB&G, 335,661 shares held by J and A Financing Inc., (“J&A”), which is owned, in part, by Lake Isle, and 335,661 shares issuable upon the exercise of warrants held by J&A, all of which are exercisable or convertible within 60 days of January 16, 2013. The address for J&A, Sail Energy and Lake Isle is 3621 Route 94, 2nd Floor, Hamburg, NJ 07419.

9

(11)	Includes 226,954 shares held by Lake Isle, over which Gail Mulvihill exercises sole voting and investment control, 416,529 shares issuable upon the conversion of outstanding convertible notes held by Lake Isle, 566,529 shares issuable upon the exercise of warrants held by Lake Isle, 88,229 shares held by SB&G, which is owned, in part, by Lake Isle, 52,190 shares issuable upon the conversion of outstanding convertible notes held by SB&G, 136,344 shares issuable upon the exercise of warrants held by SB&G, 335,661 shares held by J&A, which is owned, in part, by Lake Isle, and 335,661 shares issuable upon the exercise of warrants held by J&A, all of which are exercisable or convertible within 60 days of January 16, 2013. The address for Lake Isle is 3621 Route 94, 2nd Floor, Hamburg, NJ 07419.

(12)	This information is based in part on a Schedule 13G filed with the Securities and Exchange Commission on November 13, 2009. Includes 6,228 shares owned directly by Mr. Koffman, 31,081 shares issuable upon the conversion of outstanding convertible notes held by Mr. Koffman, 33,581 shares issuable upon exercise of warrants held by Mr. Koffman, 4,592 shares owned by Public Loan Company, 4,176 shares owned by The K-6 Family Limited Partnership, 20,000 shares owned by 300 Plaza Drive Associates, 25,000 shares owned by New Valu, Inc., 139,846 shares owned by IA 545 Madison Assoc., 58,404 shares issuable upon conversion of outstanding convertible notes held by IA 545 Madison Assoc., 63,404 shares issuable upon exercise of warrants held by IA 545 Madison Assoc., 378,657 shares owned by HSK Funding Inc., referred to as HSK, 60,048 shares issuable upon the conversion of outstanding convertible notes held by HSK, 220,577 shares issuable upon exercise of warrants held by HSK, 88,229 shares held by SB&G, which is owned, in part, by HSK, 52,190 shares issuable upon the conversion of outstanding convertible notes held by SB&G, 136,344 shares issuable upon the exercise of warrants held by SB&G, 335,661 shares held by J&A, which is owned, in part, by HSK, and 335,661 shares issuable upon the exercise of warrants held by J&A, all of which are exercisable or convertible within 60 days of January 16, 2013. Mr. Koffman exercises voting and investment control of all securities held by these entities. The address for Mr. Koffman is 300 Plaza Drive, Vestal, NY 13850.

(13)	David Selengut is the natural person who exercises voting and investment control over the shares held by Venturetek, LP (“Venturetek”). Includes 514,860 shares owned directly by Venturetek, 69,140 shares issuable upon the conversion of outstanding convertible notes held by Venturetek, 188,490 shares issuable upon exercise of warrants held by Venturetek, 88,229 shares held by SB&G, which is owned, in part, by Venturetek, 52,190 shares issuable upon the conversion of outstanding convertible notes held by SB&G, 136,344 shares issuable upon the exercise of warrants held by SB&G, 335,661 shares held by J&A, which is owned, in part, by Venturetek, and 335,661 shares issuable upon the exercise of warrants held by J&A, all of which are exercisable or convertible within 60 days of January 16, 2013. The address for Venturetek is c/o Nesher LLC, P.O. Box 339, Lawrence, NY 11559.

(14)	Includes 378,657 shares held by HSK, 60,048 shares issuable upon the conversion of outstanding convertible notes held by HSK, 220,577 shares issuable upon exercise of warrants held by HSK, 88,229 shares held by SB&G, which is owned, in part, by HSK, 52,190 shares issuable upon the conversion of outstanding convertible notes held by SB&G, 136,344 shares issuable upon the exercise of warrants held by SB&G, 335,661 shares held by J&A, which is owned, in part, by HSK, and 335,661 shares issuable upon the exercise of warrants held by J&A, all of which are exercisable or convertible within 60 days of January 16, 2013. The address for HSK is 300 Plaza Drive, Vestal, NY 13850.

10

(15)	Includes 381,591 shares held by SCP, over which Mr. Checketts exercises sole voting and investment control, 31,578 shares issuable upon the conversion of outstanding convertible notes held by SCP, 77,368 shares issuable upon the exercise of warrants held by SCP, 88,229 shares held by SB&G, which is owned, in part, by SCP, 52,190 shares issuable upon the conversion of outstanding convertible notes held by SB&G, and 136,344 shares issuable upon the exercise of warrants held by SB&G. All of the warrants and notes are exercisable or convertible within 60 days of January 16, 2013. The address for SCP is P.O. Box 55, Providence, UT 84332.

(16)	Includes 219,370 shares owned directly by Mr. Behler, 170,088 shares issuable upon the conversion of outstanding convertible notes and 480,088 shares issuable upon exercise of warrants, all of which are exercisable or convertible within 60 days of January 16, 2013.

(17)	Includes 335,661 shares held directly by J&A and 335,661 shares issuable upon exercise of warrants exercisable within 60 days of January 16, 2013. The address for J&A is 3621 Route 94, 2nd Floor, Hamburg, NJ 07419.

(18)	Includes 134,637 shares held directly by Sail Energy, 173,779 issuable upon conversion of outstanding convertible notes and 173,779 shares issuable upon exercise of warrants, all exercisable or convertible within 60 days of January 16, 2013. The address for Sail Energy is 3621 Route 94, 2nd Floor, Hamburg, NJ 07419.

(19)	Includes 10,813 shares held directly by MRP, 170,340 shares issuable upon conversion of outstanding convertible notes and 270,340 shares issuable upon exercise of warrants, all of which are exercisable or convertible within 60 days of January 16, 2013.

(20)	Includes 9,602 shares held directly by Alexandria Equities, LLC, 251,613 shares issuable upon conversion of outstanding convertible notes and 251,613 shares issuable upon exercise of warrants, all of which are exercisable or convertible within 60 days of January 16, 2013.

(21)	Includes 50,384 shares held directly by Mr. Mulvihill, 29,686 shares held by Sunset Group PSP (“Sunset Group”), of which Mr. Mulvihill is the Trustee, 60,028 shares issuable upon conversion of outstanding convertible notes held by Sunset Group, 110,028 shares issuable upon exercise of warrants held by Sunset Group, 69,161 shares held by his wife, Heather Mulvihill, 40,162 shares issuable upon conversion of outstanding convertible notes held by Heather Mulvihill and 110,362 shares issuable upon exercise of warrants held by Heather Mulvihill, all of which are exercisable or convertible within 60 days of January 16, 2013.

WHERE YOU CAN FIND MORE INFORMATION

Additional information about us is contained in our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “Commission”).  These reports, their accompanying exhibits and other documents filed with the Commission, may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, NE, Washington, DC 20549.   Copies of such material may also be obtained from the Commission at prescribed rates.  The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission.  Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

By Order of the Board of Directors:

/s/  Christopher Mulvihill

  President

February 6, 2013

11

ANNEX A

PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

OF BOOMERANG SYSTEMS, INC.

Adopted in accordance with the provisions of Section 242

of the General Corporation Law of the State of Delaware

The undersigned, being a duly authorized officer of Boomerang Systems, Inc. (the "Corporation"), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by striking out the introductory sentence to article FOURTH thereof in its entirety and by substituting in lieu thereof of the following new introductory sentence to article FOURTH:

FOURTH: The total number of shares of capital stock of all classes which the Corporation shall have authority to issue Two Hundred One Million (201,000,000) shares, of which Two Hundred Million (200,000,000) shares, of a par value of $.001 per share, shall be designated “Common Stock”, and One Million (1,000,000) shares, of a par value of $.01 per share, shall be designated “Preferred Stock.”

2. That such amendment has been duly adopted by the written consent of the holders of not less than a majority of the outstanding stock entitled to vote thereon and that prompt written notice of the corporate action has been given to those stockholders who have not consented in writing, all in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

Dated: February 6, 2013

BOOMERANG SYSTEMS, INC.

By:	/s/ Christopher Mulvihill
Name: Christopher Mulvihill
Title: President

ANNEX B

BOOMERANG SYSTEMS, INC.

2012 Stock Incentive Plan

Section 1. Purposes; Definitions.

The purpose of the Boomerang Systems, Inc. 2012 Stock Incentive Plan is to enable Boomerang Systems, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of Boomerang Systems, Inc.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	"Board" means the Board of Directors of Boomerang Systems, Inc.

(b)	"Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

(c)	"Change of Control" shall have the meaning ascribed thereto in Section 10 below.

(d)	"Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(e)	"Committee" means any committee of the Board, which the Board may designate.

(f)	"Company" means Boomerang Systems, Inc., a corporation organized under the laws of the State of Delaware.

(g)	“Covered Employee” shall mean any employee of the Company or any of its Subsidiaries who is deemed to be a “covered employee” within the meaning of Section 162(m) of the Code.

(h)	"Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

(i)	"Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

(j)	"Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

(k)	"Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(l)	"Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system or quotation medium, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(m)	“409A Change” shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that in no event shall a “409A Change” occur unless it is also a “change in the ownership” of the Company, a “change in the effective control” of the Company, or a “change in the ownership a substantial portion of the Company’s assets” under Code Section 409A and the Treasury regulations issued thereunder.

(n)	“409A Deferred Stock Award” shall mean a Deferred Stock award that is or has become subject to Section 409A of the Code.

(o)	“Identification Date” shall mean each December 31.

(p)	"Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

(q)	"Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(r)	"Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

(s)	"Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

(t)	“Participant” shall mean any person who has received an award of an Option, Deferred Stock, Restricted Stock or an Other-Stock Based-Award under the Plan.

(u)	"Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(v)	"Plan" means this Boomerang Systems Inc. 2012 Stock Incentive Plan, as hereinafter amended from time to time.

(w)	"Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

(x)	"Retirement" means Normal Retirement or Early Retirement.

(y)	"Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(z)	"Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

(aa)	“Specified Employee” means any Participant (As hereinafter defined) who is (i) an officer of the Company and (ii) receives annual compensation from the Company in excess of $130,000 (or such other amount as determined pursuant to Code Section 416(i)(1)(A)(i)). The term Specified Employee shall also include any other individual who satisfies the definition of specified employee under Code Section 409A. A Participant is a Specified Employee if he/she meets the foregoing requirements at any time during the 12-month period ending on an Identification Date. If a Participant is a Specified Employee as of an Identification Date, such Participant is treated as a Specified Employee for the 12-month period beginning on the first day of the fourth month following the Identification Date.

(bb)	"Stock" means the Common Stock of the Company, $.001 par value per share.

(cc)	"Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

(dd)	"Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

(ee)	“Unforeseen Emergency means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

Section 2. Administration.

The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and to the extent practicable, shall be a "Non-Employee Director," as defined in Rule 16b-3 and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation. To extent practicable, the members of the Committee shall each be an “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder.

The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)	to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

(ii)	to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)	to determine the number of shares of Stock to be covered by each award granted hereunder;

(iv)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

(v)	to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

(vi)	to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise or purchase prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

Subject to Section 11 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the provisions of the Plan and notwithstanding anything to the contrary above, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the "CEO"), President (the “President”) or the Chief Financial Officer of the Company (the “CFO”) the authority, subject to such terms as the Board or the Committee, as the case may be, shall determine, to determine and designate from time to time the employees or other persons to whom awards under the Plan may be granted and to perform other specified functions under the Plan; provided, however, that the CEO, President or CFO, as the case may be, may not grant any award to, or perform any function related to an award to, himself or herself, as the case may be, or any individual (i) who is an executive officer of the Company or (ii) then subject to Section 16 of the Exchange Act or (iii) who is or, in the determination of the Board or the Committee, as the case may be, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iv) where the grant or performance of such function by the CEO, President or CFO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO, President or CFO to grant awards pursuant to the Plan and may set forth the types of awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan participant and to all participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price) of an award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO, President or CFO, as the case may be, to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the awards granted pursuant to the delegated authority and, with respect to each award: the name of the participant, the date of grant of the award, the number of shares of Stock subject to the award, the exercise period and exercise price, if any and vesting provisions of such award. All awards granted pursuant to delegated authority are subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

The Board or the Committee, as the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or Committee, as the case may be.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Section 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an award that remain unissued upon the cancellation, surrender, exchange or termination of such award without having been exercised or settled, (ii) any shares of Stock subject to an award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an award and (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an award, shall again be available for distribution under the Plan.

 In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

Subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Deferred Stock, Restricted Stock or Other Stock-Based Awards may be granted or measured to any Participant under the Plan during any calendar year or part thereof shall not exceed 2,000,000 shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 2,000,000 shares of Stock.

Section 4. Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options.

(a)	Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(b)	Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)	Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

(ii)	Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)	Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(iv)	Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 13(a) below.

(v)	Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

(vi)	Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)	Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(viii)	Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

(ix)	Other Termination. Subject to the provisions of Section 13(g) below and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan and unless otherwise determined by the Board or the Committee, as the case may be, at the grant of the award, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall instead include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(x)	Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(xi)	Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(xii)	Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 6. Restricted Stock.

(a)	Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b)	Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)	Restricted Stock, when issued, shall either be issued in book-entry form or will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)	Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or Committee determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)	Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)	Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 7. Deferred Stock.

(a)	Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

(b)	Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(i)	Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(viii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

(ii)	As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the Participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

(iii)	Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(viii) below and this Section 7 and Section 13(g) below, upon termination of a Participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

(iv)	The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award.

(v)	In the event of an Unforeseen Emergency of a Participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may, at the request of the Participant, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(viii) below with respect to any or all of the Participant's Deferred Stock.

(vi)	In the event of the Participant's Retirement, Disability or death, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of a Deferred Stock award.

(vii)	In the event of the Participant's Retirement, Disability, death, or a 409A Change, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, may waive the limitations imposed hereunder (if any) with respect to a 409A Deferred Stock Award.

(viii)	A Participant may elect to defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"); provided however, that (i) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (ii) if such subsequent election relates to a payment not made on account of the Participant’s death, disability or Unforeseen Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (iii) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.

(ix)	Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 8. Other Stock-Based Awards.

(a)	Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b)	Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

(i)	Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

(ii)	The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

(iii)	Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

(iv)	In the event of the Participant's Retirement, Disability or death, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

(v)	Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the Participant.

Section 9. Performance-Based Awards

(a)	In General. All Options and certain Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if they are granted by the Committee at a time when the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder) (“Qualifying Committee”).

(b)	Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant should qualify as Performance-Based Awards.

(c)	Other Performance-Based Awards. Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by a Qualifying Committee, in its discretion, either the granting of such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 9(d) below. With respect to such awards intended to qualify as Performance-Based Awards:

(1)	the Qualifying Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2)	no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Qualifying Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(3)	after the establishment of a performance goal, the Qualifying Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

(d)	Performance Measures. The Qualifying Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; pre-tax income before FAS 123R expense, budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of sales; inventory shrink; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Qualifying Committee may specify, which may include or exclude any or all of the following items as the Qualifying Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Qualifying Committee may specify.

Section 10. Change of Control Provisions.

(a)	A "Change of Control" shall be deemed to have occurred on the tenth day after:

(i)	any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)	the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

(iii)	the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(b)	In the event of a "Change of Control" as defined in Section 10(a) above, awards granted under the Plan will be subject to the following provisions, unless otherwise determined by the Board or the Committee, as the case may be, at the grant of the award, or unless the provisions of this Section 10 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

(i)	all outstanding Stock Options shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)	all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant. Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to a 409A Deferred Stock Award or with respect to a Participant’s Deferred Restricted Stock Account shall not lapse under this Section 10(b) unless the “Change of Control” qualifies as a 409A Change.

Section 11. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or Participant without the optionee's or Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 12. Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 13. General Provisions.

(a)	The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)	Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)	Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

(d)	No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Parent or Subsidiary.

(e)	The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

(f)	Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(g)	A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(h)	Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

(i)	The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(j)	If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(k)	The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

(l)	The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

(m)	Notwithstanding anything in this Plan to the contrary, if the Participant is a Specified Employee and payment of his/her Deferrred Restricted Stock Account or Deferred Stock is being made on account of his/her separation from service, such payment shall be made not earlier than the sixth month anniversary of such Specified Employee’s separation from service.

Section 14. Effective Date of Plan.

The Plan shall be effective as of the 20th calendar day after an information statement relating to the approval of the Plan is first mailed to the stockholders of the Company in accordance with the rules and regulations of the Securities and Exchange Commission following the approval and adoption by the stockholders of the Company.

Section 15. Term of Plan.

No Stock Option, Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

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